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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-79720, 33-79722, 33-79772, 33-94772, 33-94768,
333-05613, and 333-05615) of Point Therapeutics, Inc. (formerly HMSR Inc.) of our report dated March 15, 2002, relating to the financial statements which appears in this Form 10-K.

                                          /s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 29, 2002